UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 4, 2017
EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (423) 229-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders
The 2017 Annual Meeting of the Stockholders of Eastman Chemical Company (the “Company”) was held on May 4, 2017. There were 145,824,877 shares of common stock outstanding and entitled to be voted, and 123,258,513 of those shares (84.53% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting. The proxy statement for the Annual Meeting (the “Proxy Statement”) was filed on March 23, 2017.

Five items of business were considered by stockholders at the Annual Meeting:

•	election of twelve directors to serve until the Annual Meeting of Stockholders in 2018 and until their successors are duly elected and qualified;

•	advisory vote on executive compensation as disclosed in the Proxy Statement (the “say-on-pay” vote);

•	the advisory vote on the frequency of future “say-on-pay” votes;

•	the approval of the 2017 Omnibus Stock Compensation Plan (the "2017 Plan"); and

•
ratification of the action by the Audit Committee of the Board of Directors appointing PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2017.

The results of the voting on the election of directors were as follows:

Nominee	Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
Humberto P. Alfonso	109,924,761 (98.39%)	1,801,700 (1.61%)	206,368 (0.14%)	11,325,684 (7.77%)
Gary E. Anderson	109,418,199 (97.93%)	2,312,426 (2.07%)	202,204 (0.14%)	11,325,684 (7.77%)
Brett D. Begemann	109,960,788 (98.41%)	1,777,449 (1.59%)	194,592 (0.13%)	11,325,684 (7.77%)
Michael P. Connors	94,503,866 (84.58%)	17,229,402 (15.42%)	199,561 (0.13%)	11,325,684 (7.77%)
Mark J. Costa	106,680,868 (96.14%)	4,282,911 (3.86%)	969,050 (0.66%)	11,325,684 (7.77%)
Stephen R. Demeritt	107,910,035 (96.68%)	3,704,817 (3.32%)	317,977 (0.22%)	11,325,684 (7.77%)
Robert M. Hernandez	108,644,396 (97.24%)	3,087,100 (2.76%)	201,333 (0.14%)	11,325,684 (7.77%)
Julie F. Holder	110,066,159 (98.50%)	1,677,964 (1.50%)	188,706 (0.13%)	11,325,684 (7.77%)
Renée J. Hornbaker	108,280,866 (97.01%)	3,342,653 (2.99%)	309,310 (0.21%)	11,325,684 (7.77%)
Lewis M. Kling	109,607,615 (98.10%)	2,122,557 (1.90%)	202,657 (0.14%)	11,325,684 (7.77%)
James J. O’Brien	111,414,541 (99.72%)	315,712 (0.28%)	202,576 (0.14%)	11,325,684 (7.77%)
David W. Raisbeck	106,948,477 (95.72%)	4,786,278 (4.28%)	198,074 (0.14%)	11,325,684 (7.77%)

Accordingly, each of the twelve nominees received a majority of votes cast for that director's election and was elected.

The results of the voting on the advisory "say-on-pay" vote were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
102,230,054 (92.00%)	8,886,007 (8.00%)	816,568 (0.56%)	11,325,884 (7.77%)

Accordingly, a majority of votes cast in the advisory say-on-pay vote were for approval of the executive compensation as disclosed in the Proxy Statement.

The results of the voting on the advisory vote on the frequency of future “say-on-pay” votes were as follows:

“Say-on-Pay” Frequency Votes; Abstentions and Broker Non-Votes	Votes For (% of voted shares); Abstentions and Broker Non-Votes (% of outstanding shares)
Every Year	97,732,931 (87.52%)
Every Other Year	255,619 (0.23%)
Every Three Years	13,677,844 (12.25%)
Abstentions	266,228 (0.18%)
Broker Non-Votes	11,325,891 (7.77%)

Accordingly, a plurality (the largest number) of votes cast in the advisory vote on the frequency of future say-on-pay votes were for such vote to continue to occur every year, supporting the Board’s recommendation that an advisory say-on-pay stockholder vote continue to be included in the Company’s proxy statement for, and voted on by stockholders at, each annual meeting of stockholders. No later than September 25, 2017, the Company will disclose by amendment to this Current Report on Form 8-K (pursuant to Item 5.07(d) of Form 8-K) the decision of the Board of Directors in light of this advisory vote as to how frequently the Company will include a say-on-pay advisory stockholder vote in its future proxy materials.

The results of the voting on the approval of the 2017 Omnibus Stock Compensation Plan were as follows:

Votes For (% of voted shares plus abstentions)	Votes Against (% of voted shares plus abstentions)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
100,382,957 (89.68%)	11,106,274 (9.92%)	443,391 (0.30%)	11,325,891 (7.77%)

Accordingly, a majority of votes cast (including shares abstaining from voting) on the approval of the 2017 Plan were for the proposal and the 2017 Plan was approved. A description and the text of the 2017 Plan is contained in the Proxy Statement, and the 2017 Plan is filed as Exhibit 10.01 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

The results of the voting on the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2017 were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes
117,341,754 (95.59%)	5,416,934 (4.41%)	499,825 (0.34%)	n/a

Accordingly, a majority of votes cast on the ratification of auditors were for the proposal and the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm was ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Eastman Chemical Company
                             By: /s/ Brian L. Henry
                               Brian L. Henry, Senior Securities - Governance Counsel and Assistant Secretary

Date: May 10, 2017